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                                                                    EXHIBIT 10.5

                                   ASSIGNMENT

                         (PCG TO MRD AND LAKES CORNING)


         THIS ASSIGNMENT is made as of the 28th day of February, 2003, between PACIFIC COAST GAMING - CORNING, LLC, a Minnesota limited liability company ("Assignor"), and MRD GAMING, LLC, a Minnesota limited liability company ("MRD"), and LAKES CORNING, LLC, a Minnesota limited liability company ("Lakes Corning," and together with MRD, each an "Assignee").

                                    RECITALS

         A. Assignor is a joint venture in which MRD and Lakes Corning (a subsidiary of Lakes Gaming and Resorts, LLC, a Minnesota limited liability company ("Lakes Resorts")) together own all of the membership interests. The sole purpose for the creation of Assignor was to enter into a series of agreements with the Paskenta Band of Nomlaki Indians of California (the "Tribe") relating to the financing and construction of a casino project near Corning, California.

         B. Assignor has terminated its relationship with the Tribe, however, pursuant to that certain Termination Agreement of Project Funding and Loan Agreement and Related Project Transaction Documents between Assignor and the Tribe dated October 11, 2001 (the "Termination Agreement").

         C. Due to the termination of the casino project in Corning, California, Assignor intends to wind up its business and dissolve. Assignor desires to assign its rights under the Termination Agreement to Assignee, and Assignee desires to accept such assignment.

                                   ASSIGNMENT

         NOW, THEREFORE, in consideration of the foregoing recitals of fact (which are a part of this Agreement) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby take the following actions and agree as follows:

         1. ASSIGNMENT. Assignor does hereby assign, transfer, set over, grant, bargain, sell and deliver unto each Assignee, respectively, an undivided one-half interest in all of Assignor's right, title and interest it has or may have in the Termination Agreement, including without limitation the right to any presently existing or hereafter arising claim for breach of the Termination Agreement (the "Assigned Assets"); to have and to hold said rights and property unto Assignee, and its successors and assigns, to and for its or their use forever; provided however that such assignment does not include any delegation or assignment of duties or obligations under the Termination Agreement.


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         2.       ACCEPTANCE OF ASSIGNED ASSETS. Each Assignee hereby accepts the assignment of the Assigned Assets. In the event that either MRD or Lakes Corning elects to enforce any assigned rights under the Termination Agreement, each such party shall promptly notify the other party of such election, and MRD and Lakes Cloverdale shall cooperate fully in good faith with respect to any claim, action, suit or proceeding against the Tribe.

         3. GOVERNING LAW. This Assignment shall be governed by Minnesota law, without regard to conflict of laws provisions thereof. The parties hereby consent to the jurisdiction of the state and federal courts located in Minneapolis, Minnesota, agree that any dispute relating to this Assignment shall be exclusively venued in such courts, and waive any argument that such venue is not convenient.

         4. COUNTERPARTS / FAXED SIGNATURES. This Assignment may executed in any number of counterparts, each of which shall be deemed an original, but all of which, taken together, shall constitute one document. Faxed signatures shall be deemed originals.

                           [Signature page follows.]



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         IN WITNESS WHEREOF, Assignor and Assignees have caused this Assignment to be executed with full authority.


                                            PACIFIC COAST GAMING -
                                            CORNING, LLC

In the presence of:


                                            By   /s/ Matthew R. Daly
---------------------------------              ---------------------------------
                                            Matthew R. Daly
                                            Its Chief Manager


In the presence of:                         LAKES CORNING, LLC



                                            By   /s/ Timothy J. Cope
---------------------------------              ---------------------------------
                                            Timothy J. Cope
                                            Its Chief Financial Manager


In the presence of:                         MRD GAMING, LLC

                                            By   /s/ Matthew R. Daly
---------------------------------              ---------------------------------
                                            Matthew R. Daly
                                            Its Chief Manager





     (Signature Page to Assignment -- PCG Corning to MRD and Lakes Corning)